Exhibit 99.2

News Release

FOR IMMEDIATE RELEASE

Arcosa, Inc. Announces Definitive Agreement to Acquire ACG Materials

–	Acquisition Adds Specialty Materials and Aggregates Platforms Serving Attractive Infrastructure Markets
–	Expected to be Slightly Accretive to Earnings in Year One Following Transaction Completion
–	Conference Call Scheduled for 5:30 p.m. Eastern Time Today to Discuss the Transaction

DALLAS, Texas - ARCOSA, Inc. - November 14, 2018:

Arcosa, Inc. (NYSE: ACA) (“Arcosa” or the “Company”), a manufacturer of infrastructure-related products and services, today announced that it has reached a definitive agreement with an affiliate of H.I.G. Capital, LLC to acquire the ACG Materials business (“ACG”) for approximately $315 million.

ACG is a producer of specialty materials and aggregates with estimated revenues of approximately $152 million and adjusted EBITDA of approximately $32 million for the trailing twelve month period ended August 31, 2018, resulting in a purchase multiple of approximately 9.8x. Arcosa expects the transaction to be slightly accretive to earnings in the first year following transaction completion.

Based in Norman, Oklahoma, ACG mines, mills, processes, and distributes a broad range of specialty materials and aggregates. Its primary products are sold to infrastructure and building products markets, as well as to the agriculture, food, and pharmaceutical industries. ACG adds 24 active mines and 5 production facilities to Arcosa’s 18 active aggregates and specialty materials locations, and is expected to expand the current annualized revenues of Arcosa’s Construction Products segment by roughly 50%, to approximately $450 million. ACG’s operating facilities are located in Texas, Florida, Oklahoma, Kansas, Missouri, Washington, Nevada, and British Columbia.

Commenting on the transaction, Antonio Carrillo, Arcosa’s President and CEO, noted, “The acquisition of ACG demonstrates early execution on key elements of our strategic growth plan: to expand our Construction Products business and to grow in attractive markets.

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“ACG is a strategically important acquisition, adding significant scale to the Construction Products segment, extending our specialty product portfolio and geographic reach, and expanding our end markets. Additionally, ACG’s experienced leadership team brings a track record of operating excellence and growth. We look forward to leveraging their expertise as we continue to expand our Construction Products segment through organic growth initiatives and acquisitions.”

Paul Harrington, President of ACG added, “Arcosa provides an excellent platform for us to continue growing through organic investments and bolt-on acquisitions. Our management team is very enthusiastic about this combination, and we look forward to working with our counterparts in Arcosa’s Construction Products segment to drive profitable growth.”

The Company expects to fund the approximate $315 million purchase price with a combination of cash on-hand and advances under its $400 million five year, credit facility. The transaction, which has been approved by the Company’s Board of Directors, is subject to customary closing conditions and regulatory provisions under the Hart-Scott-Rodino Act.

The transaction is expected to close in the fourth quarter of 2018 or first quarter of 2019.  After closing and additional clarity on purchase price accounting, the Company expects to revisit its revenue and EBITDA guidance for fiscal year 2019.

Conference Call Information
A conference call is scheduled for 5:30 p.m. Eastern time today to discuss the acquisition and the Company’s earnings results for the third quarter ended September 30, 2018.  A slide presentation for this conference call will be posted on the Company’s website at http://ir.arcosa.com/Events approximately 15 minutes before the start of the call.  The conference call number is 866-831-8711 for domestic callers and 203-518-9865 for international callers.  The conference ID is ARCOSA.  An audio playback will be available through 11:59 p.m. Eastern time on November 28, 2018, by dialing 800-839-9719 for domestic callers and 402-220-6091 for international callers.  A live audio webcast of the conference call with a slide presentation will be available to the public and a replay will be available after the call by visiting Arcosa’s website at http://ir.arcosa.com/Events.

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About Arcosa

Arcosa, Inc., headquartered in Dallas, Texas, is a manufacturer of infrastructure-related products and services with leading positions in construction, energy, and transportation markets.  Arcosa reports its financial results in three principal business segments: the Construction Products Group, the Energy Equipment Group, and the Transportation Products Group. For more information, visit www.arcosa.com.

Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity; tax treatment of the spin-off; inability to consummate the ACG Materials acquisition within the expected time periods or at all, failure to successfully integrate ACG Materials, or failure to achieve the expected benefits of the acquisition; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; improving margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Information Statement Summary”, “Risk Factors” and “Forward-Looking Statements” in the information statement filed as an exhibit to Arcosa’s Registration Statement on Form 10, as amended.

CONTACTS

Scott C. Beasley	Gail M. Peck	David Gold
Chief Financial Officer	SVP, Finance & Treasurer	ADVISIRY Partners

T 972.942.6500		T 212.661.2220
InvestorResources@arcosa.com		David.Gold@advisiry.com

TABLES TO FOLLOW

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Reconciliation of Adjusted EBITDA for ACG
(in millions)
(unaudited)

“Adjusted EBITDA” is defined as ACG’s net income plus interest expense, income taxes, depreciation and amortization, and other one-time or non-recurring expenses, including management fees, debt refinancing fees, and non-recurring professional fees. Adjusted EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the Adjusted EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, Adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of ACG’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe Adjusted EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization and other expenses, which can vary significantly depending upon many factors.

Adjusted EBITDA (For the Trailing Twelve Months Ended August 31, 2018)

Net income	$(1.8)
Add:
Interest expense	16.6
Provision for income taxes	(3.9)
Depreciation and amortization expense	15.4
Other adjustments	5.7
Adjusted EBITDA	32.0

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